UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

MADE IN USA INC.

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1712 Pioneer Avenue, Suite 500

Cheyenne, Wyoming 82001

(Address of Principal Executive Offices) (Zip Code)

(561) 789-1139

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2025 Steven K. Sprague resigned from the office of President of the Registrant. The Board of Directors accepted Mr. Sprague’s resignation effective on that date. The Registrant did not appoint a replacement for Mr. Sprague as President of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been duly caused by the undersigned.

Dated: October 28, 2025	MADE IN USA INC.

	By:	/s/ Adam Reiser
Adam Reiser Chief Executive Officer & Chairman

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